                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 12, 2002


                             FLEMING COMPANIES, INC.
             (Exact Name of Registrant As Specified in Its Charter)


         Oklahoma                        1-8140                  48-0222760
 (State of Incorporation)        (Commission File No.)        (I.R.S. Employer
                                                             Identification No.)

                 1945 Lakepointe Drive, Lewisville, Texas 75057
          (Address of Principal Executive Offices, Including Zip Code)

                                 (972) 906-8000
              (Registrant's Telephone Number, Including Area Code)


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ITEM 9.     REGULATION FD DISCLOSURE

      (a) On August 12, 2002, Fleming Companies, Inc. filed with the Securities and Exchange Commission the written statements under oath of its Principal Executive Officer and Principal Financial Officer in accordance with the Securities and Exchange Commission's June 27, 2002 Order (File No. 4-460) requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934, as amended. Copies of each of these statements are attached hereto as Exhibits 99.1 and 99.2, respectively. The foregoing information, including the exhibits, is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of Fleming Companies, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

      (b) Exhibits.

          EXHIBIT
          NUMBER     DESCRIPTION

            99.1     Statement Under Oath of Mark S. Hansen, Principal Executive
                       Officer of Fleming Companies, Inc.

            99.2     Statement Under Oath of Neal J. Rider, Principal Financial
                       Officer of Fleming Companies, Inc.


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 12, 2002

                                            FLEMING COMPANIES, INC.

                                            By: /s/ Neal J. Rider
                                            ------------------------------------
                                            Neal J. Rider
                                            Executive Vice President and Chief
                                            Financial Officer




                                        2
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                                  EXHIBIT INDEX

EXHIBIT
NUMBER      DESCRIPTION
------      -----------
99.1        Statement Under Oath of Mark S. Hansen, Principal Executive Officer
            of Fleming Companies, Inc.

99.2 Statement Under Oath of Neal J. Rider, Principal Financial Officer of Fleming Companies, Inc.